Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
10.	INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2020	2019

Canadian statutory income tax rate	26.5%	26.5%
Impairment of investments [note 2]	8.6	8.2
Net effect of losses not benefited	8.1	0.8
Tax on repatriation of foreign earnings	4.4	1.9
Foreign exchange re-measurement [i]	3.4	0.1
Valuation allowance on deferred tax assets	0.6	—
Non-taxable capital losses (gains) [ii]	0.5	(2.5)
Manufacturing and processing profits deduction	(0.1)	(0.4)
Earnings of equity accounted investees	(3.6)	(1.3)
Research and development tax credits	(3.7)	(2.4)
Reserve for uncertain tax positions	(4.0)	(0.5)
Foreign rate differentials	(7.3)	(3.3)
Others	(0.7)	(0.5)

Effective income tax rate	32.7%	26.6%

[i]
Includes foreign exchange gains reported on U.S. dollar denominated assets for Mexican tax purposes that are not recognized for GAAP purposes and losses related to the re-measurement
of financial statement balances of foreign subsidiaries, primarily in Mexico, that are maintained in a currency other than their functional currency.

[ii]	During the year ended December 31, 2019, the Company had non-taxable capital gains mainly related to the sale of the FP&C business [note 2].

[b]	The details of income before income taxes by jurisdiction are as follows:

	2020	2019

Canadian	$93	$583
Foreign	913	1,640

	$1,006	$2,223

[c] The details of the income tax provision are as follows:

	2020	2019

Current
Canadian	$10	$117
Foreign	302	467

	312	584

Deferred
Canadian	17	3
Foreign	—	4

	17	7

	$329	$591

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2020	2019

Tax depreciation in excess of book depreciation	$50	$7
Tax on undistributed foreign earnings	23	1
Change in valuation allowance on deferred tax assets	6	1
Liabilities currently not deductible for tax	(2)	(43)
Book amortization (in excess of) less than tax amortization	(17)	43
Net tax losses benefited	(38)	29
Others	(5)	(31)

	$17	$7

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2020	2019

Assets
Tax benefit of loss carryforwards	$735	$622
Operating lease liabilities	469	452
Liabilities currently not deductible for tax	259	234
Unrealized loss on foreign exchange hedges and retirement liabilities	87	69
Tax credit carryforwards	64	70
Others	46	41

	1,660	1,488
Valuation allowance against tax benefit of loss carryforwards	(569)	(515)
Other valuation allowance	(206)	(170)

	$885	$803

Liabilities
Operating lease right-of-use assets	470	447
Tax depreciation in excess of book depreciation	239	242
Tax on undistributed foreign earnings	163	137
Other assets book value in excess of tax values	65	66
Unrealized gain on foreign exchange hedges and retirement liabilities	17	18
Unrealized gain on remeasurement of investments	11	4

	965	914

Net deferred tax liabilities	$(80)	$ (111)

The net deferred tax liabilities are presented on the consolidated balance sheet in the following categories:

	2020	2019

Long-term deferred tax assets	$372	$308
Long-term deferred tax liabilities	(452)	(419)

	$(80)	$(111)

[f]
Deferred income taxes have not been provided on approximately $6.15 billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $336 million for the year ended December 31, 2020 [2019 - $484 million].

[h]
As of December 31, 2020, the Company had domestic and foreign operating loss carryforwards of $2.92 billion and tax credit carryforwards of $64 million. Approximately $1.90 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2021 and 2040.

[i]
As at December 31, 2020 and 2019, the Company’s gross unrecognized tax benefits were $182 million and $192 million, respectively [excluding interest and penalties], of which $165 million and $174 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2020	2019

Balance, beginning of year	$192	$198
Increase based on tax positions related to current year	27	21
Decrease based on tax positions of prior years	—	(2)
Increase related to acquisitions	11	3
Settlements	(1)	(4)
Statute expirations	(52)	(21)
Foreign currency translation	5	(3)

	$182	$192

As at December 31, 2020 and 2019, the Company had recorded interest and penalties on the unrecognized tax benefits of $43 million and $46 million, respectively, which reflects a decrease of $3 million and an increase of $7 million in expenses related to changes in its reserves for interest and penalties in 2020 and 2019, respectively.
The Company operates in multiple jurisdictions, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations or the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $66 million, of which $58 million, if recognized, would affect its effective tax rate.
The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2007, Mexico for years after 2014, Canada, U.S. federal jurisdiction and Austria for years after 2015.